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                                                                      Exhibit 24



                               POWER OF ATTORNEY

     I, the undersigned Director and/or Officer of Rockwell International Corporation, a Delaware corporation (the Company), hereby constitute WILLIAM J. CALISE, JR., EDWARD T. MOEN, II and PETER R. KOLYER, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, (1) the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1999 and any amendments thereto; (2) any and all amendments (including supplements and post-effective amendments) to the Registration Statement on Form S-3 (Registration No. 333-43071) registering debt securities of the Company in an aggregate principal amount of up to $1,000,000,000 and any shares of Common Stock, par value $1 per share, of the Company (including the associated Preferred Share Purchase Rights) (collectively, the Common Stock) issuable or deliverable upon conversion or exchange of any such debt securities that are convertible into or exchangeable for Common Stock; (3) any and all amendments (including supplements and post-effective amendments) to (a) the Registration Statement on Form S-8 registering securities to be sold under the Company's 1995 Long-Term Incentives Plan and 1988 Long-Term Incentives Plan (Registration No. 333-17055); (b) the Registration Statement on Form S-8 registering securities to be sold pursuant to the Company's Salaried Retirement Savings Plan, as amended, the Company's Retirement Savings Plan for Certain Employees, as amended, and the Company's Non-Represented Hourly Retirement Savings Plan, as amended (Registration No. 333-17031); (c) the Registration Statement on Form S-8 registering securities to be sold pursuant to the Rockwell Employee Savings and Investment Plan for Represented Hourly Employees, as amended (Registration No. 333-17405); and (d) the Registration Statement on Form S-8 registering securities to be sold pursuant to the Company's Retirement Savings Plan for Represented Hourly Employees, as amended (Registration No. 333-89219); (4) any and all amendments (including supplements and post-effective amendments) to the Registration Statement on Form S-3 (Registration No. 333-24685) registering (a) certain shares of Common Stock acquired or which may be acquired by permitted transferees upon the exercise of transferable options assigned or to be assigned to them by certain participants in the Company's 1988 Long-Term Incentives Plan in accordance with that Plan and (b) the offer and resale by any such permitted transferee who may be deemed to be an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (an Affiliate Selling Shareowner), of Common Stock so acquired or which may be acquired by such Affiliate Selling Shareowner upon
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exercise of any such transferable option; and (5) a Registration Statement on
Form S-8 and any and all amendments (including supplements and post-effective amendments) thereto for the purpose of registering under the Securities Act of 1933, as amended, securities to be sold pursuant to the Company's Directors Stock Plan.

Signature                      Title                            Date
---------                      -----                            ----
/s/ Don H. Davis, Jr.          Chairman of the Board and Chief  November 3, 1999
-----------------------------  Executive Officer (principal
Don H. Davis, Jr.              executive officer)


/s/ George L. Argyros          Director                         November 3, 1999
-----------------------------
George L. Argyros


/s/ Donald R. Beall            Director                         November 3, 1999
-----------------------------
Donald R. Beall


/s/ William H. Gray, III       Director                         November 3, 1999
-----------------------------
William H. Gray, III


/s/ J. Clayburn La Force, Jr.  Director                         November 3, 1999
-----------------------------
J. Clayburn La Force, Jr.


/s/ William T. McCormick, Jr.  Director                         November 3, 1999
-----------------------------
William T. McCormick, Jr.


/s/ John D. Nichols            Director                         November 3, 1999
-----------------------------
John D. Nichols

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
Signature                      Title                            Date
---------                      -----                            ----
/s/ Bruce M. Rockwell          Director                         November 3, 1999
-----------------------------
Bruce M. Rockwell


/s/ Robert B. Shapiro          Director                         November 3, 1999
-----------------------------
Robert B. Shapiro


/s/ William S. Sneath          Director                         November 3, 1999
-----------------------------
William S. Sneath


/s/ Joseph F. Toot, Jr.        Director                         November 3, 1999
-----------------------------
Joseph F. Toot, Jr.


/s/ W. Michael Barnes          Senior Vice President,           November 3, 1999
-----------------------------  Finance & Planning and Chief
W. Michael Barnes              Financial Officer (principal
                               financial officer)


/s/ William E. Sanders         Vice President and Controller    November 3, 1999
-----------------------------  (principal accounting officer)
William E. Sanders



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